Putnam
Managed
Municipal
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Prices of shorter-term bonds have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 13 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.
As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

* For the six months ended April 30, 2005, Putnam Managed Municipal
  Income Trust returned 4.41% at net asset value (NAV) and 1.42% at market price.

* The fund's benchmark, the Lehman Municipal Bond Index, returned 1.94%.

* The average return for the fund's Lipper category, High Yield
  Municipal Debt Funds (closed-end), was 5.59%.

* The fund's divided was reduced to $0.0381 per share in January 2005. See page 5 for more information.

* See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

For the six-month period, Putnam Managed Municipal Income Trust outperformed its benchmark, the Lehman Municipal Bond Index, based on results at NAV. The fund's position in strong-performing higher-yielding bonds helped it to outperform the index. Our use of leverage, which magnifies performance results, also contributed to outperformance. However, the fund underperformed the average return of funds in its Lipper peer group, High Yield Municipal Debt Funds (closed-end). We attribute this underperformance to the fund's larger weighting in higher-quality bonds, which were not as strong during the period. Additionally, the fund was not as well positioned as its peers for the yield curve changes that took place during the period. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
--------------------------------------------------
                                           Market
(inception 2/24/89)          NAV           Price
--------------------------------------------------
6 months                    4.41%           1.42%
--------------------------------------------------
1 year                     10.39           10.60
--------------------------------------------------
5 years                    39.42            7.47
Annual average              6.87            1.45
--------------------------------------------------
10 years                   74.37           44.30
Annual average              5.72            3.74
--------------------------------------------------
Annual average
(life of fund)              7.08            5.66
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.


FUND PROFILE

Putnam Managed Municipal Income Trust is a leveraged fund that seeks to provide a high level of current income free from federal income tax through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is designed for investors seeking tax-exempt income and who are willing to accept the risks associated with below-investment-grade bonds and the use of leverage.


Market overview

Over the past six months, longer-term yields remained largely unchanged while yields on shorter-term securities rose in tandem with interest-rate increases by the Federal Reserve Board (the Fed). Signs of accelerating economic growth and rising corporate profits prompted the Fed to increase the federal funds rate four times during the six-month period, in 0.25% increments. It continued this tightening policy with another 0.25% increase following period-end. The Fed uses interest-rate increases in its efforts to rein in economic growth with the goal of limiting its potential inflationary impact. Rising short-term rates and relatively stable long-term rates resulted in a flattening of the yield curve, as shorter- and longer-term interest rates began to converge.

The same conditions that led to rising interest rates -- an improving economy and rising corporate earnings -- were particularly favorable for lower-rated bonds. Among uninsured bonds and especially bonds rated BBB and below, yield spreads tightened, and bond prices rose. Bonds at the lower end of the credit spectrum, including BB- and B-rated bonds, turned in the strongest performance as yield-seeking non-traditional buyers of municipal bonds helped fuel demand. There was limited variation in municipal bond performance among states during the six-month period. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall during the period, and their prices rose accordingly. After underperforming for most of the year, airline-related industrial development bonds (IDBs) staged a comeback from distressed levels and outperformed over the trailing six-month period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.94%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.87%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                            -0.02%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.98%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      3.28%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 16.29%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                -1.98%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/05.
-------------------------------------------------------------------------------


Strategy overview

Given our expectation for rising interest rates, we maintained a relatively short (or defensive) duration position throughout the six-month period. One of the strategies we used to manage duration was selling Treasury bond futures, which enabled us to achieve our target duration without trading large volumes of securities. Investing in bonds with a short duration may help protect principal when interest rates are rising, but it can reduce the fund's potential for appreciation when rates fall. Although the Fed adjusted interest rates upward during the period, as we had expected, rates on long-term bonds trended downward for much of the period, limiting the fund's participation in the price rally.

During the period, the fund changed its positioning to take advantage of the flattening of the yield curve. Given our expectation that short-term rates would continue to rise, we reduced the fund's positions in inverse floating-rate securities during the period. These securities pay additional interest income as short rates fall and less interest income when short rates rise. By decreasing the fund's exposure to them, we took a defensive position against rising short-term rates. Another technique we used to position the fund to benefit from yield curve flattening was to buy callable bonds with longer maturities and to sell non-callable bonds with shorter (generally 10 years or less) maturities. We believe that callable bonds will outperform going forward.

The fund's relative performance versus the Lehman benchmark benefited from its exposure to lower-rated, higher-yielding bonds which are not part of the benchmark. However, the fund underperformed its Lipper peer group because its weighting in this strong-performing market area was less than that of its peers. We believe the high-yield rally has nearly run its course; therefore, the fund's underweight position relative to its peers may be beneficial in the long term.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                             10/31/04          4/30/05

Average effective
maturity in years              6.6              5.7

Duration in years              6.1              5.5

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

The continued strong performance of lower-rated, higher-yielding bonds was a significant factor during the period. In particular, airline-related industrial development bonds (IDBs), which generally fall into this rating category, staged a strong comeback during the past six months, despite concerns about oil prices. Most of this performance was driven by yield-hungry investors who have become more willing to dip into riskier sectors. We underweighted airline-related IDBs relative to the fund's peer group because our credit analysts' view on these bonds was unfavorable -- a strategy that detracted from relative performance versus its peers for the period. The fund does still own a few small airline-related positions backed by Continental, American, and British Air. These contributed to relative performance versus its Lehman benchmark, which has no exposure to this market segment.

A relatively modest overweight position in tobacco settlement bonds, compared to the benchmark, helped performance. This strategy was based on our favorable view of this sector and on the availability of attractive yields in this market segment. Tobacco settlement bonds, secured by the income stream from tobacco companies' settlement obligations to the states, generally offer higher yields than bonds of comparable quality. This sector benefited from a February 4, 2005, ruling by the DC Circuit Federal appeals court against the federal government. Taking a cue from the success of the states in securing a settlement from tobacco companies, the federal government sought a remedy of $280 billion from tobacco manufacturers. The DC court ruling stated that disgorgement was not a remedy available to the federal government under the statute on which the Department of Justice (DOJ) based its claim. This decision significantly mitigated the potential financial impact of the DOJ's claim on the industry, helping to reassure tobacco settlement bond investors that tobacco companies would likely be able to continue to meet their obligations to the states. The fund owns tobacco settlement bonds issued by Wisconsin, the District of Columbia, South Dakota, South Carolina, and California, all of which performed well during the period.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (33.8%)

Aa (2.2%)

A (13.1%)

Baa (26.3%)

Ba (15.7%)

B (4.2%)

Other (4.7%)

Footnote reads:
As a percentage of market value as of 4/30/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.


On an issue-specific basis, the fund benefited from a pre-refunding of bonds held in its portfolio. Pre-refunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds. In December 2004, zero coupon bonds issued by E-470 Public Highway Authority -- an entity created to fund, build, and manage toll highways serving metropolitan Denver, Colorado -- were pre-refunded. These were revenue bonds issued in 2000 with an original maturity date of 2034. The bonds were pre-refunded to 2010 and the rating on the bonds was raised from Baa3 to Aaa.

Fund performance also was boosted by the increase in value of some distressed bonds held in the portfolio. These bonds were issued by the Waterford Economic Development Corporation to fund Canterbury on-the-Lake, a continuing care retirement community located in Waterford, Michigan. During the period, bondholders worked with the issuer to restructure the credit. The price of the bonds rose as bondholders agreed in principle to tender the outstanding bonds in lieu of new debt.

The fund began to buy longer-term, callable bonds and sell shorter-term non-callable securities during the period -- a strategy we plan to continue to pursue as we believe callable bonds are likely to provide better performance. In November 2004 we bought $5 million of insured revenue bonds issued by Atlanta Airport. These bonds are scheduled to mature in 2027 but are callable in 2015. To finance this purchase, we sold $5 million of insured revenue bonds issued by Intermountain Power Agency. These bonds were non-callable and mature in 2011.

We believe that the market has over-discounted the potentially negative impact of mortgage prepayments on the single family housing sector, particularly in light of rising interest rates, which are likely to slow prepayments. During the period we purchased $760,000 of single-family mortgage revenue bonds issued by Minnesota State Housing Finance Agency.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

Fund's dividend reduced

Yields have declined significantly across all fixed-income sectors over the course of a prolonged bond-market rally. Additionally, several older holdings were called or matured during the period, requiring reinvestment of the assets at current lower interest rates. To reflect this reduction in earnings, the fund's dividend was reduced from $0.0417 to $0.0381 per share in January 2005.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has continued to be stronger than expected, despite the Fed's efforts to slow growth and curb inflation by raising short-term interest rates four times in 0.25% increments in the first half of the fund's 2005 fiscal year. Long-term rates remain surprisingly low. In fact, after rising modestly in late March and early April of 2005, long rates fell again in the final weeks of the period. Based on sustained solid economic growth and continued robust corporate earnings, we expect the Fed to maintain its policy of increasing rates through 2005. We believe Fed actions are likely to cause rising yields among bonds with shorter maturities and further flattening of the yield curve as short-term rates rise faster than long-term rates. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of current market conditions, we plan to maintain the fund's defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view on the single-family housing sector and plan to add selectively to the fund's positions. We believe that the dramatic outperformance of lower-rated, higher-yielding bonds will likely slow down and we plan to reduce our exposure to this portion of the credit spectrum in favor of higher-quality issues. Despite recent outperformance, we remain bearish on airline-related IDBs in light of likely continued fundamental weaknesses in this sector such as rising fuel prices and domestic overcapacity. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure as opportunities arise.

We believe we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund's shares trade on a stock exchange at market prices, which may be lower than the fund's net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund's net asset value.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005, and April 30, 2004.

-------------------------------------------------------------------------------------------------------------------------

FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -     $50,001-       $100,001 -    $500,001 -    $1,000,001
                    Year     $0     $10,000     $50,000       $100,000       $500,000      $1,000,000      and over
-------------------------------------------------------------------------------------------------------------------------
David Hamlin        2005     *
-------------------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004     *
-------------------------------------------------------------------------------------------------------------------------
Paul Drury          2005     *
-------------------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------------------
Susan McCormack     2005     *
-------------------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------------------
James St. John      2005     *
-------------------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $100,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended April 30, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.



--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005               *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

----------------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 4/30/05
----------------------------------------------------------------------------
                                                             Lipper High
                                                           Yield Municipal
                                               Lehman        Debt Funds
                                              Municipal     (closed-end)
                                Market          Bond          category
                   NAV          price          Index          average*
----------------------------------------------------------------------------
6 months          4.41%          1.42%          1.94%          5.59%
----------------------------------------------------------------------------
1 year           10.39          10.60           6.82          11.56
----------------------------------------------------------------------------
5 years          39.42           7.47          40.53          39.46
Annual average    6.87           1.45           7.04           6.85
----------------------------------------------------------------------------
10 years         74.37          44.30          87.36          79.22
Annual average    5.72           3.74           6.48           5.98
----------------------------------------------------------------------------
Annual average
Life of fund
(since 2/24/89)   7.08           5.66           7.19           6.10
----------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/05, there were 15, 15, 12, and 12 funds, respectively, in this Lipper category.


--------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------
                            NAV         Market price
--------------------------------------------------------------------------
6 months                   3.57%           0.46%
--------------------------------------------------------------------------
1 year                     5.57           -0.22
--------------------------------------------------------------------------
5 years                   35.88            7.88
Annual average             6.32            1.53
--------------------------------------------------------------------------
10 years                  71.20           45.54
Annual average             5.52            3.82
--------------------------------------------------------------------------
Annual average
Life of fund
(since 2/24/89)            7.00            5.58
--------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
Distributions -- common shares
-------------------------------------------------------------------------------
Number                                         6
-------------------------------------------------------------------------------
Income 1                                       $0.2433
-------------------------------------------------------------------------------
Capital gains 1                                --
-------------------------------------------------------------------------------
Total                                          $0.2433
-------------------------------------------------------------------------------
                                  Series A       Series B       Series C
Distributions -- preferred shares (550 shares)   (550 shares)   (650 shares)
-------------------------------------------------------------------------------
Income 1                         $981.29        $900.76        $935.85
-------------------------------------------------------------------------------
Capital gains 1                  --             --             --
-------------------------------------------------------------------------------
Total                            $981.29        $900.76        $935.85
-------------------------------------------------------------------------------
Share value:                                     NAV           Market price
-------------------------------------------------------------------------------
10/31/04                                         $8.18         $7.29
-------------------------------------------------------------------------------
4/30/05                                           8.26          7.15
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                          5.54%         6.39%
-------------------------------------------------------------------------------
Taxable equivalent 3                             8.52          9.83
-------------------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

 3 Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


The fund's portfolio
April 30, 2005 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
Q-SBLF                Qualified School Board Loan Fund
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (141.4%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.2%)
-------------------------------------------------------------------------------
      $950,000 Butler, Indl. Dev. Board Solid Waste
               Disp. Rev. Bonds (GA. Pacific
               Corp.), 5 3/4s, 9/1/28                BB+               $964,431

Arizona (3.1%)
-------------------------------------------------------------------------------
     1,000,000 Apache Cnty., Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Tucson Elec.
               Pwr. Co.), Ser. B,  5 7/8s, 3/1/33    Ba1              1,000,760
     1,000,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB              1,094,640
     1,800,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,923,246
       500,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Regl. Hlth.
               Ctr.), Ser. A, 6.2s, 12/1/21          BB+/P              529,250
     3,000,000 Coconino Cnty., Poll. Control
               Rev. Bonds (Tuscon/Navajo Elec.
               Pwr.), Ser. A,  7 1/8s, 10/1/32       Ba1              3,138,840
     2,000,000 Glendale, Wtr. & Swr. Rev. Bonds,
               AMBAC,  5s, 7/1/28                    Aaa              2,106,620
       815,000 Pima Cnty., Indl Dev. Auth.
               Rev. Bonds (Horizon Cmnty. Learning
               Ctr.), 5.05s, 6/1/25                  BBB-               819,686
       560,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village),
               7 7/8s, 6/1/09                        AAA/P              573,485
     1,000,000 Scottsdale, Indl. Dev. Auth. Hosp.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,080,710
                                                                 --------------
                                                                     12,267,237

Arkansas (2.6%)
-------------------------------------------------------------------------------
     4,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa2             5,164,880
     1,000,000 Independence Cnty., Poll. Control
               Rev. Bonds (Entergy, Inc.), 5s,
               1/1/21                                A-               1,020,880
       900,000 Little Rock G.O. Bonds (Cap. Impt.),
               FSA,  3.95s, 4/1/19                   Aaa                924,156
     2,750,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             3,128,153
                                                                 --------------
                                                                     10,238,069

California (17.3%)
-------------------------------------------------------------------------------
     4,000,000 CA G.O. Bonds, 5s, 5/1/22             A                4,248,840
     1,700,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West), AMBAC, 7.726s,
               7/1/17                                Aaa              1,748,161
     1,200,000 CA Poll. Control Fin. Auth. Solid
               Waste Disp. Rev. Bonds (Waste
               Management, Inc.), Ser. A-2,  5.4s,
               4/1/25                                BBB              1,229,628
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     1,000,000 6s, 5/1/15                            A2               1,137,030
    20,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             22,618,600
     3,000,000 5 1/2s, 5/1/11                        A3               3,338,910
     2,250,000 CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.), Ser. A-3, 5.1s, 5/15/25     Baa2             2,359,193
     3,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             3,005,100
     1,750,000 CA Statewide Cmnty. Dev. Auth.
               Rev. Bonds (Daughters of Charity
               Hlth.), 5 1/4s, 7/1/25                BBB+             1,847,195
     1,000,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax (No 98-2
               Ladera), 5.7s, 9/1/20                 BBB/P            1,128,470
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds
     1,250,000 (No. 08-1 Otay Ranch Village Six),
               6s, 9/1/33                            BB-/P            1,267,575
       300,000 (No 07-I-Otay Ranch Village Eleven),
               5 7/8s, 9/1/34                        BB-/P              310,530
       300,000 (No. 07-I Otay Ranch Village
               Eleven), 5.8s, 9/1/28                 BB-/P              309,786
    10,775,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)
               (F)                                   D/P                 30,170
       750,000 Folsom, Special Tax Rev. Bonds
               (Cmnty. Facs. Dist. No. 10), 5 7/8s,
               9/1/28                                BB                 766,350
     1,970,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   D/P              1,510,576
     2,500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                A-               2,718,550
     1,100,000 Murrieta, Cmnty. Fac. Dist. Special
               Tax (No. 2  The Oaks Impt. Area A),
               6s, 9/1/34                            BB-              1,137,169
       650,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 02-1
               Ladera Ranch), Ser. A,  5.55s,
               8/15/33                               BBB                668,740
     1,250,000 Sacramento, Special Tax (North
               Natomas Cmnty. Fac.), Ser. 4-C, 6s,
               9/1/33                                BB+/P            1,302,138
     7,000,000 San Bernardino Cnty., COP (Med. Ctr.
               Fin.), Ser. A, MBIA, 6 1/2s, 8/1/28   Aaa              7,210,140
       250,000 San Diego, Association of Bay Area
               Governments (ABAG) Fin. Auth. For
               Nonprofit Corps. Rev. Bonds (San
               Diego Hosp.), Ser. A, 6 1/8s,
               8/15/20                               Baa1               275,473
     2,515,000 Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds (Impt. Area
               No. 1), Ser. B,  6 3/8s, 9/1/30       BB+/P            2,574,832
     4,000,000 Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Marketplace
               94-1), zero %, 9/1/14                 B/P              2,046,440
     2,500,000 Vallejo, COP (Marine World
               Foundation),  7.2s, 2/1/26            BBB-/P           2,634,550
                                                                 --------------
                                                                     67,424,146

Colorado (2.9%)
-------------------------------------------------------------------------------
     3,015,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               3.05s, 10/1/05                        A3               3,018,678
               CO Hwy. Auth. Rev. Bonds (E-470 Pub.
               Hwy.), Ser. B
    15,500,000 zero %, 9/1/35                        Aaa              1,958,890
    16,500,000 zero %, 9/1/34                        Aaa              2,249,940
               Denver, City & Cnty. Arpt.
               Rev. Bonds
     1,050,000 Ser. D, AMBAC, 7 3/4s, 11/15/13       AAA              1,272,149
     2,500,000 MBIA, 5 1/2s, 11/15/25                Aaa              2,613,225
                                                                 --------------
                                                                     11,112,882

Connecticut (1.0%)
-------------------------------------------------------------------------------
     3,800,000 CT. State Special Tax Oblig. VRDN
               (Trans. Infrastructure), Ser. 1,
               3.04s, 9/1/20                         VMIG1            3,800,000

Delaware (0.7%)
-------------------------------------------------------------------------------
     2,500,000 GMAC Muni. Mtge. Trust 144A sub.
               notes, Ser. A1-3, 5.3s, 10/31/39      A3               2,532,850

District of Columbia (1.9%)
-------------------------------------------------------------------------------
     3,000,000 DC G.O. Bonds, Ser. A, FSA, 5s,
               6/1/27                                Aaa              3,150,120
     4,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           BBB              4,247,080
                                                                 --------------
                                                                      7,397,200

Florida (5.8%)
-------------------------------------------------------------------------------
     2,000,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              2,244,560
     1,500,000 CFM Cmnty. Dev. Dist. Rev. Bonds,
               Ser. A, 6 1/4s, 5/1/35                BB-/P            1,583,235
               Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds
       490,000 Ser. A, 6 1/8s, 5/1/34                BB-/P              510,786
       715,000 Ser. B, 5s, 11/1/07                   BB-/P              722,229
       770,000 FL State Mid-Bay Bridge Auth.
               Rev. Bonds, Ser. A, 6.05s, 10/1/22    BBB/P              801,647
       750,000 Fleming Island, Plantation Cmnty.
               Dev. Dist. Special Assmt.
               Rev. Bonds, Ser. B, 7 3/8s, 5/1/31    BB/P               814,328
       420,000 Gateway Svcs. Cmnty., Dev. Dist.
               Special Assmt. Bonds (Stoneybrook),
               5 1/2s, 7/1/08                        BB-/P              428,530
       490,000 Heritage Harbor, South Cmnty. Dev.
               Distr. Rev. Bonds, Ser. A, 6 1/2s,
               5/1/34                                BB/P               522,247
       575,000 Heritage Isle at Viera, Cmnty. Dev.
               Dist. Special Assmt., Ser. B, 5s,
               11/1/09                               BB/P               578,209
     1,250,000 Islands at Doral III, Cmnty. Dev.
               Dist. Special Assmt. Bonds, Ser.
               04-A, 5.9s, 5/1/35                    BB/P             1,288,488
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-             1,003,780
     1,335,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB+              1,470,556
     1,000,000 Old Palm, Cmnty. Dev. Dist. Special
               Assmt. Bonds (Palm Beach Gardens),
               Ser. A, 5.9s, 5/1/35                  BB               1,030,170
     1,500,000 Reunion West, Cmnty. Dev. Dist.
               Special Assmt., 6 1/4s, 5/1/36        BB-/P            1,577,895
     2,500,000 South Bay Cmnty., Dev. Dist.
               Rev. Bonds, Ser. B-2, 5 3/8s, 5/1/13  BB-/P            2,535,800
     1,500,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3              1,558,830
       500,000 South Village Cmnty. Dev. Dist.
               Rev. Bonds, Ser. A, 5.7s, 5/1/35      BB-/P              507,330
       990,000 Sterling Hill, Cmnty. Dev. Dist.
               Rev. Bonds, Ser. B, 5 1/2s, 11/1/10   BB-/P            1,006,385
     1,250,000 Westchester Cmnty. Dev. Dist. No. 1
               Special Assmt. (Cmnty.
               Infrastructure), 6 1/8s, 5/1/35       BB-              1,307,538
     1,250,000 World Commerce Cmnty. Dev. Dist.
               Special Assmt., Ser. A-1, 6 1/2s,
               5/1/36                                BB-/P            1,308,888
                                                                 --------------
                                                                     22,801,431

Georgia (4.1%)
-------------------------------------------------------------------------------
     5,000,000 Atlanta Arpt. Passenger Fac.
               Rev. Bonds (Sub. Lien), Ser. J, FSA,
               5s, 1/1/27                            Aaa              5,241,700
     4,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               4,152,480
       425,000 Fulton Cnty., Res. Care Fac.
               Rev. Bonds (Canterbury Court), Class
               A, 6 1/8s, 2/15/34                    B+/P               430,096
       700,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               10.791s, 8/1/10                       Aaa                712,516
       700,000 GA Med. Ctr. Hosp. Auth. FRB, MBIA,
               1.636s, 8/1/10                        Aaa                700,000
     2,500,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            A                2,656,750
     2,085,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7.4s, 1/1/16                   B+               2,118,381
                                                                 --------------
                                                                     16,011,923

Hawaii (0.4%)
-------------------------------------------------------------------------------
     1,760,000 HI Dept. of Trans. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 7s, 6/1/20                     B                1,544,558

Illinois (2.0%)
-------------------------------------------------------------------------------
     3,500,000 Chicago, G.O. Bonds, Ser. A, AMBAC,
               5 5/8s, 1/1/39                        Aaa              3,862,250
     3,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                3,422,705
       500,000 IL Hlth. Fac. Auth. Rev. Bonds (St.
               Benedict), Ser. 03A-1, 6.9s,
               11/15/33                              B+                 519,060
                                                                 --------------
                                                                      7,804,015

Indiana (2.9%)
-------------------------------------------------------------------------------
     2,500,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             2,619,550
     6,500,000 IN Trans. Fin. Auth. Arpt. Facs.
               Lease Rev. Bonds, Ser. A, AMBAC, 5s,
               11/1/16                               Aaa              6,840,080
     1,750,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 10/1/06         Baa2             1,733,375
                                                                 --------------
                                                                     11,193,005

Iowa (1.4%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     2,940,000 9 1/4s, 7/1/25                        BBB-/P           3,581,332
     1,350,000 9.15s, 7/1/09                         BBB-/P           1,559,493
               IA Fin. Auth. Retirement Cmnty.
               Rev. Bonds (Friendship Haven),
               Ser. A
       200,000 6 1/8s, 11/15/32                      BB/P               203,596
       200,000 6s, 11/15/24                          BB/P               202,672
                                                                 --------------
                                                                      5,547,093

Kansas (0.6%)
-------------------------------------------------------------------------------
     2,145,000 Olathe, Hlth. Fac. VRDN (Olathe Med.
               Ctr.), Ser. A, AMBAC, 3.05s, 9/1/32   A-1+             2,145,000

Kentucky (0.5%)
-------------------------------------------------------------------------------
     1,700,000 KY Econ. Dev. Fin. Auth. Rev. Bonds
               (Norton Hlth. Care, Inc.), Ser. A,
               6 1/2s, 10/1/20                       BBB+/P           1,884,382

Louisiana (1.1%)
-------------------------------------------------------------------------------
     1,140,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P            1,110,337
       500,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.),
               Ser. A, 5s, 2/1/25                    A                  511,190
     2,750,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Gulf States Util. Co.),
               Ser. C, 7s, 11/1/15                   BBB-             2,800,683
                                                                 --------------
                                                                      4,422,210

Maine (1.0%)
-------------------------------------------------------------------------------
     1,875,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1              1,946,231
     2,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba1              2,135,180
                                                                 --------------
                                                                      4,081,411

Maryland (0.8%)
-------------------------------------------------------------------------------
     1,000,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/15                       Baa1             1,114,790
     1,850,000 Westminster, Econ. Dev. Rev. Bonds
               (Carroll Lutheran Village), Ser. A,
               5 7/8s, 5/1/21                        BB/P             1,921,281
                                                                 --------------
                                                                      3,036,071

Massachusetts (8.6%)
-------------------------------------------------------------------------------
       600,000 Boston, Indl. Dev. Fin. Auth.
               Rev. Bonds (Springhouse, Inc.), 6s,
               7/1/28                                BB-/P              600,468
       600,000 MA State Dev. Fin. Agcy.
               Rev. Bonds (Lasell Village), Ser. A,
               6 3/8s, 12/1/25                       BB-/P              608,256
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BBB-             2,307,820
     1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14   Ba2              1,474,756
     1,200,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             1,290,624
     2,225,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             2,398,550
     1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             2,029,575
     1,500,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB              1,563,630
               MA State Hsg. Fin. Agcy. Rev. Bonds
               (Rental Mtge.)
     2,000,000 Ser. C, AMBAC, 5 5/8s, 7/1/40         Aaa              2,055,080
    15,290,000 Ser. A, AMBAC, 5 1/2s, 7/1/40         Aaa             15,712,616
               MA State Indl. Fin. Agcy. Rev. Bonds
       500,000 (1st Mtge. Stone Institution &
               Newton),  7.9s, 1/1/24                BB-/P              511,055
     1,550,000 (1st Mtge. Berkshire Retirement),
               Ser. A,
               6 5/8s, 7/1/16                        BBB-             1,570,026
     1,500,000 (1st Mtge. Brookhaven), Ser. B,
               5 1/4s, 1/1/17                        BBB/P            1,529,595
                                                                 --------------
                                                                     33,652,051

Michigan (6.4%)
-------------------------------------------------------------------------------
       500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               518,210
       350,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A, 5 3/4s, 9/1/17        Ba2                334,499
     1,425,000 Harper Woods School Dist. G.O. Bonds
               (School Bldg. & Site), FGIC/Q-SBLF,
               5s, 5/1/28                            Aaa              1,500,910
     1,500,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 6s, 4/1/22   A2               1,648,260
     2,000,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              2,073,360
     4,750,000 Plymouth-Canton Cmnty., School Dist.
               G.O. Bonds, FGIC/Q-SBLF, 5s, 5/1/26   Aaa              5,021,178
     4,750,000 Saginaw Cnty., G.O. Bonds, MBIA, 5s,
               5/1/29                                Aaa              5,013,815
     2,975,000 Warren Cons. School Dist. G.O.
               Bonds, FSA, 5 3/8s, 5/1/18            Aaa              3,256,643
     6,630,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             5,408,953
                                                                 --------------
                                                                     24,775,828

Minnesota (1.9%)
-------------------------------------------------------------------------------
       810,000 Cohasset, VRDN (MN Pwr. & Light Co.
               Project B), 3.05s, 6/1/13             A-1+               810,000
     2,000,000 Cohasset, Poll. Control Rev. Bonds
               (Allete, Inc.), 4.95s, 7/1/22         A                2,038,240
       500,000 Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.), Ser. C, 6s,
               11/15/28                              B+/P               421,530
       640,000 MN State Hsg. Fin. Agcy. Rev. Bonds
               (Residential Hsg.), Ser. H, 4.15s,
               1/1/12                                Aa1                642,176
       400,000 Sauk Rapids Hlth. Care & Hsg. Fac.
               Rev. Bonds (Good Shepherd Lutheran
               Home), 6s, 1/1/34                     B/P                411,376
     3,055,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. B,
               6 5/8s, 11/1/17                       Ba1              3,073,605
                                                                 --------------
                                                                      7,396,927

Mississippi (0.8%)
-------------------------------------------------------------------------------
     1,500,000 Lowndes Cnty., Solid Waste Disp. &
               Poll. Control Rev. Bonds
               (Weyerhaeuser Co.), Ser. B, 6.7s,
               4/1/22                                Baa2             1,829,370
     1,250,000 Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.), 5.9s, 5/1/22        BBB-             1,278,800
                                                                 --------------
                                                                      3,108,170

Missouri (1.9%)
-------------------------------------------------------------------------------
     1,500,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A                1,589,100
     1,500,000 Kansas City, Indl. Dev. Auth. Hlth.
               Fac. Rev. Bonds (First Mtg. Bishop
               Spencer), Ser. A,  6 1/2s, 1/1/35     BB-/P            1,562,025
               MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership)
     1,840,000 GNMA/FNMA Coll., 5.55s, 9/1/34        AAA              1,943,537
       435,000 Ser. B, GNMA/FNMA Coll., 4.4s,
               9/1/14                                AAA                438,289
       415,000 Ser. B, GNMA/FNMA Coll., 4.3s,
               9/1/13                                AAA                417,868
     1,450,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,519,600
                                                                 --------------
                                                                      7,470,419

Montana (0.5%)
-------------------------------------------------------------------------------
     1,775,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              1,861,798

Nebraska (--%)
-------------------------------------------------------------------------------
               Kearney, Indl. Dev. Rev. Bonds
        68,154 (Great Platte River), 8s, 9/1/12      CCC/P               53,672
       791,466 (Brookhaven), zero %, 9/1/12          CCC/P               15,901
                                                                 --------------
                                                                         69,573

Nevada (3.0%)
-------------------------------------------------------------------------------
     1,000,000 Clark Cnty., Impt. Dist. Special
               Assmt. (Dist. No. 142), 6 3/8s,
               8/1/23                                BB-/P            1,030,320
     5,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. C,
               AMBAC, 5.95s, 12/1/38                 Aaa              5,525,350
               Henderson, Local Impt. Dist. Special
               Assmt.  (No. T-14)
     1,585,000 3.2s, 3/1/06                          BB-/P            1,585,856
       500,000 5.8s, 3/1/23                          BB-/P              516,280
       875,000 Las Vegas, Local Impt. Board Special
               Assmt. (Dist. No. 607), 5.9s, 6/1/18  BB-/P              901,416
     2,000,000 Washoe Cnty., Wtr. Fac. Mandatory
               Put Bonds (Sierra Pacific Pwr. Co.),
               5s, 7/1/09                            Ba2              2,012,140
                                                                 --------------
                                                                     11,571,362

New Hampshire (1.6%)
-------------------------------------------------------------------------------
       670,000 NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds (Riverwoods at Exeter),
               Ser. A, 6 3/8s, 3/1/13                BB+/P              688,747
     1,275,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Kendal at Hanover), Ser. A, 5s,
               10/1/18                               BBB              1,303,764
     2,565,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BBB-/P           2,621,712
     1,750,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2             1,723,803
                                                                 --------------
                                                                      6,338,026

New Jersey (3.8%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
     1,300,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P            1,373,606
     1,250,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P            1,332,113
     1,900,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              1,985,462
       500,000 (First Mtge. Presbyterian Home),
               Ser. A,  6 3/8s, 11/1/31              BB/P               519,725
     2,500,000 (Cigarette Tax), 5 1/2s, 6/15/24      Baa2             2,645,950
     1,750,000 NJ Econ. Dev. Auth. Solid Waste
               Rev. Bonds (Disp. Waste Mgt.), 5.3s,
               6/1/15                                BBB              1,836,013
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     1,300,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             1,467,492
     2,250,000 (United Methodist Homes), Ser. A,
               5 3/4s, 7/1/29                        BB+              2,267,753
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A2               1,334,388
                                                                 --------------
                                                                     14,762,502

New Mexico (0.4%)
-------------------------------------------------------------------------------
     1,740,000 Farmington, Poll. Control Mandatory
               Put Bonds (Pub. Svc. San Juan),
               Class B, 2.1s, 4/1/06                 Baa2             1,720,529

New York (14.6%)
-------------------------------------------------------------------------------
       500,000 Huntington, Hsg. Auth. Rev. Bonds
               (Gurwin Jewish Sr. Residence),
               Ser. A, 6s, 5/1/39                    B+/P               485,890
     2,500,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 3/4s,
               12/1/24                               A3               2,712,500
     2,000,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Keyspan-Glenwood),
               5 1/4s, 6/1/27                        A                2,077,220
    10,000,000 NY City, G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A1              10,817,100
               NY City, Indl. Dev. Agcy. Rev. Bonds
     1,000,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B-               1,047,310
     1,450,000 (Liberty-7 World Trade Ctr.),
               Ser. A, 6 1/4s, 3/1/15                B-/P             1,489,484
     3,025,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       Ba2              2,587,706
     1,490,000 NY City, Indl. Dev. Agency
               Rev. Bonds (Staten Island U. Hosp.
               Project), 6.45s, 7/1/32               Ba3              1,504,185
    10,000,000 NY City, Muni. Wtr. Fin. Auth.
               Rev. Bonds, Ser. C, MBIA, 5 1/2s,
               6/15/17                               Aaa             10,386,200
       900,000 NY State Dorm. Auth. Rev. Bonds
               (Winthrop-U.  Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               944,532
     2,400,000 NY State Energy Research & Dev.
               Auth. Gas Fac. Rev. Bonds (Brooklyn
               Union Gas), 6.952s, 7/1/26            A+               2,545,992
     2,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $2,000,000) (RES)                     BB-/P            2,121,980
       200,000 Port Auth. NY & NJ Rev. Bonds
               (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P              211,972
    15,000,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds (JFK Intl. Air
               Term. - 6), MBIA, 5.9s, 12/1/17       Aaa             16,215,000
     1,700,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P             1,883,940
                                                                 --------------
                                                                     57,031,011

North Carolina (2.5%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,500,000 Ser. D, 6 3/4s, 1/1/26                Baa2             1,680,000
     3,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             3,187,500
       750,000 NC Med. Care Cmnty. Healthcare Fac.
               Rev. Bonds (Deerfield), Ser. A, 5s,
               11/1/23                               A-                 777,533
               NC Med. Care Comm. Retirement Fac.
               Rev. Bonds (First Mtg.), Ser. A-05
     1,040,000 5 1/2s, 10/1/35                       BB+              1,046,770
       600,000 5 1/4s, 10/1/25                       BB+                602,622
               NC State Muni. Pwr. Agcy. Rev. Bonds
     1,000,000 (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        A3               1,126,720
     1,300,000 Ser. A, FGIC, 5 1/2s, 1/1/13          AAA              1,467,687
                                                                 --------------
                                                                      9,888,832

Ohio (3.3%)
-------------------------------------------------------------------------------
               Cuyahoga Cnty., Rev. Bonds, Ser. A
     1,280,000 6s, 1/1/16                            Aa3              1,473,933
     2,000,000 6s, 1/1/15                            Aa3              2,293,960
     3,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2             3,133,080
     6,100,000 OH State Air Quality Dev. Auth.
               VRDN (Columbus Southern), Ser. C,
               3s, 12/1/38                           VMIG1            6,100,000
                                                                 --------------
                                                                     13,000,973

Oklahoma (3.3%)
-------------------------------------------------------------------------------
     3,150,000 OK City Arpt. Trust Rev. Bonds Jr.
               Lien 27th Ser., Ser. A, FSA, 5s,
               7/1/18                                Aaa              3,322,368
     1,575,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll., 5 5/8s,
               8/15/29                               AAA              1,743,651
               OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.), Ser. A, MBIA
     4,045,000 5 3/4s, 8/15/29                       AAA              4,421,630
     2,955,000 5 3/4s, 8/15/29                       AAA              3,305,020
                                                                 --------------
                                                                     12,792,669

Oregon (0.8%)
-------------------------------------------------------------------------------
     1,900,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza),
               6 1/2s, 12/1/29                       BB-/P            1,937,449
       990,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,047,311
                                                                 --------------
                                                                      2,984,760

Pennsylvania (12.3%)
-------------------------------------------------------------------------------
     1,800,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             1,942,776
       350,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.),
               6s, 11/15/35                          Baa1               370,321
       500,000 Lebanon Cnty., Hlth. Facs.
               Rev. Bonds (Pleasant View
               Retirement), Ser. A, 5.3s, 12/15/26   BB-/P              493,665
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               1,035,780
       500,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono Med. Ctr.), 6s, 1/1/43        BBB+               528,635
       700,000 Montgomery Cnty., Indl. Auth.
               Resource Recvy. Rev. Bonds
               (Whitemarsh Cont Care), 6 1/4s,
               2/1/35                                B/P                732,662
               PA Convention Ctr. Auth. Rev. Bonds
     1,500,000 Ser. A, 6 3/4s, 9/1/19                Baa2             1,536,690
     7,250,000 MBIA, 6.7s, 9/1/14                    Aaa              7,427,118
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     7,750,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2             8,117,583
     1,000,000 (Amtrak), Ser. A, 6 3/8s, 11/1/41     A3               1,038,470
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
     1,750,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P           1,788,815
     1,000,000 (Colver), Ser. D, 7 1/8s, 12/1/15     BBB-             1,021,500
     4,200,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BB               4,253,592
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,000,000 (Widener U.), 5.4s, 7/15/36           BBB+             1,053,350
       995,000 (Philadelphia College of Osteopathic
               Medicine), 5s, 12/1/07                A                1,034,402
     5,715,000 Philadelphia, Gas Wks. Rev. Bonds
               (1975 Gen. Ordinance 17th), FSA, 5s,
               7/1/07                                Aaa              5,961,659
     2,729,624 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10 (In
               default) (NON)                        D/P                    273
     2,000,000 Philadelphia, Indl. Dev. Auth. Arpt.
               Rev. Bonds (Aero Philadelphia, LLC),
               5 1/2s, 1/1/24                        BB/P             1,986,020
     5,285,000 Philadelphia, Redev. Auth.
               Rev. Bonds (Neighborhood
               Transformation), Ser. C, FGIC,  5s,
               4/15/27                               Aaa              5,581,753
     1,800,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,915,722
                                                                 --------------
                                                                     47,820,786

South Carolina (2.1%)
-------------------------------------------------------------------------------
     1,000,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2               1,065,660
     3,000,000 Richland Cnty., Rev. Bonds (Intl.
               Paper Co.), Ser. A, 4 1/4s, 10/1/07   Baa2             3,062,580
     1,250,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               AAA              1,495,300
     1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2             1,221,550
     1,300,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   BBB              1,364,454
                                                                 --------------
                                                                      8,209,544

South Dakota (0.5%)
-------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              2,070,000

Tennessee (5.3%)
-------------------------------------------------------------------------------
     3,700,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A,  7 1/2s,
               7/1/33                                BBB+             4,410,363
    12,000,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (First Mtg.-
               Mountain States Hlth.),
               Ser. A, MBIA, 6s, 7/1/21              Aaa             13,431,960
       600,000 Johnson City, Hlth. & Edl. Facs.
               Board Retirement Fac. Rev. Bonds
               (Appalachian Christian
               Village), Ser. A, 6 1/4s, 2/15/32     BB-/P              609,768
               Shelby Cnty., Hlth. Edl. & Hsg. Fac.
               Hosp. Board Rev. Bonds (Methodist
               Hlth. Care)
     1,255,000 6 1/2s, 9/1/26                        A3               1,507,117
       745,000 6 1/2s, 9/1/26                        A3                 877,729
                                                                 --------------
                                                                     20,836,937

Texas (7.8%)
-------------------------------------------------------------------------------
       600,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 7s, 11/15/33     BB/P               635,910
     5,500,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21 (SEG)                          Baa2             5,778,630
     4,655,000 Carrollton, Farmers Branch Indpt.
               School Dist. G.O. Bonds, PSFG, 5s,
               2/15/17                               Aaa              4,949,475
     2,360,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             1,619,550
     5,500,000 Harris Cnty., Rev. Bonds, Ser. B,
               FSA, 5s, 8/15/32                      Aaa              5,967,005
     3,000,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A2               3,335,760
     2,500,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. C, 5.7s, 7/15/29                 B-               1,844,425
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds,  6s, 10/1/21              Baa2             2,699,600
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball  Regl. Hosp.)
     2,000,000 6s, 7/1/29                            Baa3             2,020,280
       800,000 6s, 7/1/25                            Baa3               808,936
       800,000 6s, 7/1/19                            Baa3               820,584
                                                                 --------------
                                                                     30,480,155

Utah (1.2%)
-------------------------------------------------------------------------------
               Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A
       750,000 7 1/2s, 2/1/10                        BB-                768,158
       600,000 7.45s, 7/1/17                         BB-/P              622,038
     2,000,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             2,089,300
     1,000,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1             1,083,060
                                                                 --------------
                                                                      4,562,556

Vermont (0.3%)
-------------------------------------------------------------------------------
       975,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa                993,886

Virginia (1.0%)
-------------------------------------------------------------------------------
     1,000,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds (Williamsburg), Ser. A,
               6 1/8s, 3/1/32                        BB-/P            1,052,850
     1,000,000 Roanoke Cnty. Indl. Dev. Auth.
               Rev. Bonds (Res. Care Fac.), Ser. A,
               6.3s, 7/1/35                          B/P              1,010,980
     2,000,000 Russell Cnty. Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Appalachian Pwr.
               Co.), Ser. I, 2.7s, 11/1/07           Baa2             1,987,260
                                                                 --------------
                                                                      4,051,090

Washington (1.4%)
-------------------------------------------------------------------------------
     5,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              5,354,200

West Virginia (1.6%)
-------------------------------------------------------------------------------
     4,300,000 Marshall Cnty., Poll. Control VRDN
               (OH Pwr. Co.), Ser. E, 3.04s, 6/1/22  VMIG1            4,300,000
     2,250,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2               1,794,983
                                                                 --------------
                                                                      6,094,983

Wisconsin (3.4%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     3,000,000 7s, 6/1/28                            BBB              3,184,890
     3,000,000 6 3/8s, 6/1/32                        BBB              3,067,380
     2,625,000 Kimberly, Area School Distr. G.O.
               Bonds, FSA,  5s, 3/1/25               Aaa              2,783,770
     3,900,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               4,163,562
                                                                 --------------
                                                                     13,199,602

Wyoming (0.8%)
-------------------------------------------------------------------------------
     3,025,000 Sweetwater Cnty., Poll. Control
               VRDN (Pacificorp.), Ser. B, 3.12s,
               1/1/14                                VMIG1            3,025,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $534,617,784)                                 $551,332,083

Preferred stocks (1.7%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     2,000,000 Charter Mac. Equity Trust 144A
               Ser. A,  6.625% cum. pfd.             BBB-            $2,151,460
     4,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A 6.875% cum. pfd.             A3               4,340,320
                                                                 --------------
               Total Preferred stocks
               (cost $6,000,000)                                     $6,491,780
-------------------------------------------------------------------------------
               Total Investments
               (cost $540,617,784)                                 $557,823,863
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $390,034,321.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2005. Securities rated by Putnam are indicated by "/P" . Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2005 was $2,121,980 or 0.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2005.

  (F) Security is valued at fair value following procedures approved by the Trustees.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, Mandatory Put Bonds, and FRB are the current interest rates at April 30, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 2005.

      The fund had the following industry group concentrations greater than 10% at April 30, 2005
      (as a percentage of  net asset value):

          Health care             41.2%
          Utilities               26.8
          Transportation          19.5

      The fund had the following insurance concentrations greater than 10% at April 30, 2005
      (as a percentage of net asset value):

          MBIA                    18.3%
          AMBAC                   17.5



Futures contracts outstanding at April 30, 2005 (Unaudited)

                          Number of                        Expiration      Unrealized
                          contracts      Value                date        depreciation
--------------------------------------------------------------------------------------
U.S. Treasury Note
5 yr (Short)                279       $30,258,422            Jun-05        $(56,229)
U.S. Treasury Note
10 yr (Short)               100        11,142,188            Jun-05        (175,188)
--------------------------------------------------------------------------------------
                                                                          $(231,417)
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$540,617,784) (Note 1)                                           $557,823,863
-------------------------------------------------------------------------------
Cash                                                                1,864,221
-------------------------------------------------------------------------------
Interest and other receivables                                      9,773,793
-------------------------------------------------------------------------------
Receivable for securities sold                                        520,278
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               94,750
-------------------------------------------------------------------------------
Total assets                                                     $570,076,905

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,798,593
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                143,537
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,983,040
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          967,320
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             30,883
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 62,212
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,256
-------------------------------------------------------------------------------
Other accrued expenses                                                 55,743
-------------------------------------------------------------------------------
Total liabilities                                                   5,042,584
-------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares: (8,000 shares authorized; 1,750 shares issued at $100,000 per share) (Note
4)                                                                175,000,000
-------------------------------------------------------------------------------
Net assets applicable to common shares outstanding               $390,034,321

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $434,703,689
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          167,742
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (61,811,772)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         16,974,662
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $390,034,321

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($390,034,321 divided by
47,206,343 shares)                                                      $8.26
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2005 (Unaudited)

Interest income:                                                  $14,628,260
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,924,973
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       97,024
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                72,788
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             10,936
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       16,635
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                221,565
-------------------------------------------------------------------------------
Other                                                                 121,367
-------------------------------------------------------------------------------
Total expenses                                                      2,465,288
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (33,405)
-------------------------------------------------------------------------------
Net expenses                                                        2,431,883
-------------------------------------------------------------------------------
Net investment income                                              12,196,377
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (130,574)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (428,307)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
-------------------------------------------------------------------------------
contracts during the period                                         5,452,448
-------------------------------------------------------------------------------
Net gain on investments                                             4,893,567
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $17,089,944
-------------------------------------------------------------------------------

Distributions to Series A, B, and C remarketed preferred shareholders:
(Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                             (1,613,239)
-------------------------------------------------------------------------------
From ordinary income                                                  (30,193)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                               $15,446,512
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Increase in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $12,196,377      $25,455,102
-------------------------------------------------------------------------------
Net realized loss on investments                    (558,881)      (8,406,569)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         5,452,448       17,847,804
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        17,089,944       34,896,337

Distributions to Series A, B, and C remarketed preferred shareholders:
(Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (1,613,239)      (2,026,238)
-------------------------------------------------------------------------------
From ordinary income                                 (30,193)          (3,054)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                     15,446,512       32,867,045
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                           (11,130,781)     (23,617,277)
-------------------------------------------------------------------------------
From ordinary income                                (354,033)         (42,484)
-------------------------------------------------------------------------------
Total increase in net assets                       3,961,698        9,207,284

Net assets
-------------------------------------------------------------------------------
Beginning of period                              386,072,623      376,865,339
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $167,742 and
$1,099,611, respectively)                       $390,034,321     $386,072,623
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                     47,206,343       47,206,343
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                            1,750            1,750
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)                  $8.18           $7.98           $7.84           $8.49           $8.44           $8.77
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .26             .54             .61             .70             .72             .75
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .09             .20             .14            (.73)            .04            (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .35             .74             .75            (.03)            .76             .59
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.03)           (.04)           (.04)           (.05)           (.12)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations:(applicable to
common shareholders)                         .32             .70             .71            (.08)            .64             .43
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income:                 (.24)           (.50)           (.57)           (.57)           (.59)           (.76)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.24)           (.50)           (.57)           (.57)           (.59)           (.76)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                            $8.26           $8.18           $7.98           $7.84           $8.49           $8.44
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                            $7.15           $7.29           $7.34           $7.43           $8.44           $9.63
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price (%)
(common shares)(b)                          1.42*           6.35            6.44           (5.57)          (6.21)           6.84
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)          $390,034        $386,073        $376,865        $370,281        $400,255        $396,212
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .64*           1.28            1.27            1.25            1.22            1.27
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                2.72*           6.12            7.21            7.84            7.01            6.97
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     14.79*          25.54           40.82           20.44           17.95           16.72
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $58,719,216 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
   $11,188,485  October 31, 2005
     2,894,998  October 31, 2006
     3,629,209  October 31, 2007
     1,237,146  October 31, 2008
     1,641,465  October 31, 2009
     3,729,886  October 31, 2010
    25,837,158  October 31, 2011
     8,560,869  October 31, 2012

The aggregate identified cost on a tax basis is $540,156,970, resulting in gross unrealized appreciation and depreciation of $25,511,495 and $7,844,602, respectively, or net unrealized appreciation of $17,666,893.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2005 was 2.85% for Series A, 2.25% for Series B and 2.50% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets attributable to common and preferred shares outstanding of the fund. Such fee is based on 0.70% of the first $500 million of average net assets, and 0.60% of the next $500 million of average weekly net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2005, the fund paid PFTC $169,812 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2005, the fund's expenses were reduced by $33,405 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $756, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $78,711,917 and $79,971,505, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2005, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Compliance certifications
(Unaudited)

On November 11, 2004, your fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the fund's principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund's disclosure controls and procedures and internal control over financial reporting.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff Counsel
and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?

Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

225021  6/05

Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005